UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2020 (March 3, 2020)

SCOUTCAM INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-188920	847-4257143
(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A, Industrial Park

P.O. Box 3030, Omer, Israel 8496500

(Address of principal executive offices) (Zip Code)

Tel: +972 72 260-2200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sale of Equity Securities

On March 3, 2020 (the “Closing Date”), ScoutCam Inc. (the “Company”) consummated a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”) in connection with the sale and issuance of US$948,400 worth of units (“Units”). Each Unit consists of: (i) two shares of the Company’s common stock par value US$0.001 per share (the “Common Stock”) and (ii) (a) one warrant to purchase one share of Common Stock with an exercise price of US$0.595 (“Warrant A”) and (b) two warrants to purchase each one share of Common Stock with an exercise price of US$0.893 (“Warrant B”, and together with Warrant A, the “Warrants”), at a purchase price of US$0.968 per Unit. In connection with the Purchase Agreement, the Company issued to Investors 1,959,504 shares of Common Stock, 979,754 Warrants A to purchase shares of Common Stock and 1,959,504 Warrants B to purchase shares of Common Stock. The shares of Common Stock and Warrants were issued to the Investors pursuant to Regulation S of the Securities Act of 1933, as amended.

In connection with the execution of the Purchase Agreement, the Company undertook to file with the U.S. Securities and Exchange Commission, within ninety (90) days of the Closing Date, a registration statement on Form S-1 (or such other form of registration then available to effect a registration for the resale of the securities contemplated and issued therein) covering the resale of the shares of Common Stock issued pursuant to the Purchase Agreement, the shares of Common Stock underlying the Warrants, and any other securities issued or issuable with respect to or in exchange for the foregoing.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated March 3, 2020, by and among ScoutCam Inc. and certain investors listed therein
10.2	Form of Registration Rights Agreement, dated March 3, 2020, by and among ScoutCam Inc. and those certain investors that are a party to the Securities Purchase Agreement dated February 27, 2020
10.3	Form of Warrant A by and between ScoutCam Inc. and those certain investors that are a party to the Securities Purchase Agreement dated March 3, 2020
10.4	Form of Warrant B by and between ScoutCam Inc. and those certain investors that are a party to the Securities Purchase Agreement dated March 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOUTCAM INC.

	By:	/s/ Tanya Yosef
	Name:	Tanya Yosef
	Title:	Chief Financial Officer

Date: March 5, 2020